UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 27, 2005


                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                            000-28167                    52-2126573
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(State or other jurisdiction       (Commission                  (IRS Employer
of incorporation)                  File Number)              Identification No.)


 600 Telephone Ave, Anchorage, Alaska                               99503
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code 907 - 297 - 3000
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On October 27, 2005, Alaska Communications Systems Group, Inc. reported its financial results for the third quarter ended September 30, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.        Description
-----------        -----------
Exhibit 99.1       Alaska Communications Systems Group, Inc. press release dated
                   October 27, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 27, 2005                 Alaska Communications Systems Group, Inc.

                                       /s/ David Wilson
                                       ----------------
                                       David Wilson,
                                       Senior Vice President and Chief Financial
                                       Officer (Principal Accounting Officer and
                                       Principal Financial Officer)